Exhibit 99.1

             Columbia Bancorp Reports Third Quarter 2004 Results

    COLUMBIA, Md., Oct. 26 /PRNewswire-FirstCall/ -- Columbia Bancorp
(Nasdaq: CBMD), parent company of The Columbia Bank (the "Bank"), today announced net income for the third quarter 2004 of $3.52 million ($.48 per diluted share), representing a return on average equity of 15.60% and a return on average assets of 1.24%. Net income for the corresponding period of 2003 was $3.44 million ($.47 per diluted share), representing a return on average equity of 16.56% and a return on average assets of 1.36%. For the nine months ended September 30, 2004, net income totaled $9.61 million ($1.30 per diluted share), representing an increase of 10% from the $8.77 million ($1.19 per diluted share) for the same period during 2003. Returns on average equity were 14.50% and 14.63% for the nine months ended September 30, 2004 and 2003, respectively. Total assets reached a record level of $1.18 billion at September 30, 2004.

    THIRD QUARTER FINANCIAL HIGHLIGHTS

    -- Loans grew to a record level of $936.0 million, increasing $138.9 million, or 17.4%, since September 30, 2003. Since December 31, 2003, loans grew $100.5 million, representing an annualized rate of growth of 16.0%.

    -- Customer funding sources (deposits and other short-term borrowings from core customers) grew $151.6 million, or 16.8%, since September 30, 2003.

    -- Credit quality remained strong with nonperforming assets and past due loans totaling only $657,000, or .06% of total assets. Net loan loss recoveries during the quarter totaled $81,000.

    -- As expected, the Federal Reserve's actions to increase short-term interest rates (a total of .75% since June 30, 2004) led to improvement in the net interest margin. As compared to the second quarter 2004, the net interest margin (FTE) increased from 4.29% to 4.41%.

    DETAILED REVIEW OF FINANCIAL PERFORMANCE
    Total assets at September 30, 2004 were $1.18 billion, representing growth of $165.6 million, or 16.3% since September 30, 2003. Loans, net of unearned income, totaled $936.0 million compared to $797.1 million at September 30, 2003, representing growth of $138.9 million, or 17.4%. Growth in the portfolio since September 30, 2003 was supported by strength in all lending activities. Specifically, the real estate development and construction portfolio increased $70.9 million (27.1%), the consumer portfolio increased $35.0 million (22.0%), and the commercial portfolio, inclusive of commercial mortgages, increased $27.0 million (7.5%). Customer funding sources, representing deposits plus other short-term borrowings from core customers, increased 16.8% to $1.05 billion at September 30, 2004. Shareholders' equity climbed 8.4% to $90.1 million at September 30, 2004.
    Operating performance through September 30, 2004 was primarily driven by growth in net interest income and containment of noninterest expense, mitigated by a decline in revenue from mortgage banking activities. Net interest income increased 11.5% during the third quarter 2004 and 10.0% during the nine months ended September 30, 2004 as compared to the corresponding periods of 2003, as a result of continued growth in earning assets. The net interest margin (FTE) remained relatively stable during the quarter and nine month periods of 2004 as compared to 2003, increasing .02% during the quarter and decreasing .02% during the nine month period. The Company remained asset sensitive at September 30, 2004 and will continue to benefit from the Federal Reserve's action to increase short-term rates. Since the Federal Reserve's action to increase rates beginning June 30, 2004, the Company's net interest margin has improved. Compared to the second quarter 2004, the net interest margin (FTE) improved from 4.29% to 4.41%. The ongoing benefit the Company might achieve as a result of a rising interest rate environment may be reduced depending upon the rate at which its cost of funds increases.
    The Company has successfully managed the growth of noninterest expenses. Noninterest expense decreased 2.3% during the third quarter 2004 compared to 2003 and increased only 1.4% during the nine months ended September 30, 2004 as compared to 2003. The efficiency ratio (FTE) improved to 56.1% during the third quarter 2004 and to 58.0% during the nine months ended September 30, 2004 as the Company continued to effectively leverage its overhead infrastructure.
    As expected, noninterest income fell $1.0 million, or 37.4%, during the third quarter 2004 and $1.8 million, or 25.2%, during the nine months ended September 30, 2004, compared to the corresponding periods of 2003, primarily as a result of a decline in mortgage banking activity. Specifically, mortgage-banking revenue declined $877,000 and $1.5 million during the third quarter and nine months ended September 30, 2004, respectively.
    Asset quality remained very strong at September 30, 2004, with nonperforming assets and past-due loans totaling $657,000. As of September 30, 2004, nonperforming assets and past-due loans represented only .06% of total assets. The ratio of nonperforming loans and past-due loans to total loans improved from .14% at September 30, 2003 to .07% at September 30, 2004. Net recoveries totaled $81,000 during the third quarter. Net charge-offs for the nine months ended September 30, 2004 totaled $6,000. Reflecting strong asset quality, the provision for loan losses during the nine month period decreased from $1.05 million in 2003 to $692,000 in 2004. At September 30, 2004, the allowance for credit losses totaled $11.51 million, or 1.23% of loans, compared to $10.56 million, or 1.32% of loans at September 30, 2003.

    ABOUT COLUMBIA BANCORP
    Columbia Bancorp, headquartered in Columbia, Maryland, is a bank holding company and parent company of The Columbia Bank, a commercial bank. The Columbia Bank currently operates twenty-four banking offices in the Baltimore/Washington Corridor and provides a full range of financial services to consumers and businesses. Columbia Bancorp's Common Stock is traded on the National Market tier of The Nasdaq Stock Market(SM) under the symbol "CBMD".

    NON-GAAP PRESENTATION
    This press release includes disclosure and discussion of a net interest margin and an efficiency ratio reported on a fully tax-equivalent basis ("FTE"). These ratios are non-GAAP financial measures as defined in Securities and Exchange Commission ("SEC") Regulation G and Item 10 of SEC Regulation S-K. Management believes that these measures are better indicators of operating performance than the GAAP-based ratios and better tools for managing net interest income, noninterest income and noninterest expenses. A complete reconciliation of the GAAP-based and non-GAAP information included in this press release is provided in the following schedules. Non-GAAP information presented by other companies may not be comparable to that presented herein, since each company may define non-GAAP measures differently.

    FORWARD-LOOKING STATEMENTS
    Certain statements contained in this press release are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The forward-looking statements are based on Columbia Bancorp's current intent, belief and expectations. These statements are not guarantees of future performance and are subject to certain risks and uncertainties that are difficult to predict. Actual results may differ materially from these forward-looking statements because of interest rate fluctuations, a deterioration of economic conditions in the Baltimore/Washington metropolitan area, a downturn in the real estate market, losses from impaired loans, an increase in nonperforming assets, potential exposure to environmental laws, federal and state bank laws and regulations, the highly competitive nature of the banking industry, a loss of key personnel, changes in accounting standards and other risks described in this filing and the Company's other filings with the Securities and Exchange Commission. Existing and prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of today's date. Columbia Bancorp undertakes no obligation to update or revise the information contained in this filing whether as a result of new information, future events or circumstances or otherwise. Past results of operations may not be indicative of future results.


                                 COLUMBIA BANCORP
                               Financial Highlights
                  (Dollars in Thousands, Except Per-Share Data)
                                   (Unaudited)

                                               As of and Nine Months Ended
                                                       September 30,
                                               2004         2003     % Change

    SUMMARY OF OPERATING RESULTS:
        Tax equivalent interest income        $42,307      $38,604       9.6%
        Interest expense                        8,466        8,229       2.9%
           Tax equivalent net interest
            income                             33,841       30,375      11.4%
        Tax equivalent adjustment                 811          352     130.4%
            Net interest income                33,030       30,023      10.0%
        Provision for credit losses               692        1,050     (34.1%)
        Noninterest income                      5,323        7,115     (25.2%)
        Noninterest expense                    22,702       22,383       1.4%
            Income before taxes                14,959       13,705       9.1%
        Income tax provision                    5,347        4,934       8.4%
        Net income                              9,612        8,771       9.6%

    PER SHARE DATA:
        Net income:
            Basic                               $1.34        $1.23       9.1%
            Diluted                             $1.30        $1.19       9.1%
        Average number of shares
         outstanding:
            Basic                           7,160,055    7,123,776       0.5%
            Diluted                         7,398,029    7,351,233       0.7%
        Book value, at period end              $12.66       $11.65       8.7%
        Tangible book value, at period end      12.66        11.65       8.7%
        Cash dividends declared                 $0.45       $0.375      20.0%

    PERIOD END DATA:
        Loans, net of unearned income        $936,000     $797,108      17.4%
        Investment securities and
         securities available-for-sale        150,604      142,048       6.0%
        Assets                              1,179,107    1,013,492      16.3%
        Noninterest-bearing deposits          246,092      190,576      29.1%
        Interest-bearing deposits             669,250      584,401      14.5%
            Total deposits                    915,342      774,977      18.1%
        Customer funding sources (a)        1,053,771      902,188      16.8%
        Stockholders' equity                   90,100       83,132       8.4%

    PERFORMANCE RATIOS:
        Return on average assets                1.19%        1.21%
        Return on average stockholders'
         equity                                14.50%       14.63%
        Net interest margin                     4.28%        4.36%
        Net interest margin (FTE)               4.39%        4.41%
        Efficiency ratio (FTE)(c)              57.97%       59.70%

    CAPITAL RATIOS:
        Period-end capital to risk-
         weighted assets:
            Tier 1                              9.23%        9.31%
            Total                              10.35%       10.49%
        Period-end tier 1 leverage ratio        8.51%        8.30%

    ASSET QUALITY:
        Allowance for credit losses to
         loans, net of unearned income, at
         period-end                             1.23%        1.32%
        Net recoveries (charge-offs)              $(6)        $671    (100.9%)
        Annualized net recoveries
         (charge-offs) to average
         loans, net of unearned
         income                                   - %        0.12%
        Nonperforming assets:
            Nonaccrual loans                     $635         $974     (34.8%)
            Restructured loans                      -            -         na
            Loans 90+ days past due and
             accruing                              22          127     (82.7%)
            Other real estate owned                 -            -         na
                Total nonperforming assets       $657       $1,101     (40.3%)
        Nonperforming and past due loans
         to total loans, net of unearned
         income, at period-end                  0.07%        0.14%
        Nonperforming assets and past due
         loans to total assets, at period-end   0.06%        0.11%


    NONINTEREST INCOME AND EXPENSE BREAKDOWN:
        Noninterest income:
            Fees charged for services          $2,944       $2,988      (1.5%)
            Gains and fees on sales of
             mortgage loans, net of costs       1,150        2,633     (56.3%)
            Net income (loss) on other
             real estate owned                     59           20     195.0%
            Gain on sale of available for
             sale securities                        -           28    (100.0%)
            Commissions earned on
             financial services sales             423          456      (7.2%)
            Other noninterest income              747          990     (24.5%)
                                                5,323        7,115     (25.2%)
        Noninterest expenses:
            Salaries and employee benefits     12,066       12,150      (0.7%)
            Occupancy, net                      2,838        2,818       0.7%
            Equipment                           1,486        1,444       2.9%
            Data processing                     1,575        1,457       8.1%
            Marketing                             736          839     (12.3%)
            Other noninterest expenses          4,001        3,675       8.9%
                                               22,702       22,383       1.4%

    AVERAGE BALANCES:
        Federal funds sold and
         interest-bearing deposits (b)        $22,354      $30,745     (27.3%)
        Investment securities and
         securities available-for-sale        121,973      147,375     (17.2%)
        Loans, net of unearned income         879,715      723,764      21.5%
        Loans originated for sale (b)           6,080       18,678     (67.4%)
        Total earning assets                1,030,122      920,562      11.9%
        Total assets                        1,077,454      965,682      11.6%
        Interest-bearing deposits:
            NOW accounts                       88,257       90,228      (2.2%)
            Savings/money market accounts     198,994      196,657       1.2%
            Time deposits                     341,462      276,680      23.4%
        Noninterest-bearing deposits          213,725      170,472      25.4%
        Total deposits                        842,438      734,037      14.8%
        Short-term borrowings (b)             117,538      120,011      (2.1%)
        Long-term borrowings                   22,230       20,000      11.2%
        Total interest-bearing liabilities    768,481      703,576       9.2%
        Stockholders' equity                   88,555       80,168      10.5%

    YIELD ANALYSIS:
        Federal funds sold and
         interest-bearing deposits              1.05%        1.14%
        Investment securities and
         securities available-for-sale (FTE)    4.19%        4.55%
        Loans, net of unearned income
         (FTE)                                  5.77%        6.00%
        Total yield on earning assets
         (FTE)                                  5.49%        5.61%

        Interest-bearing deposits
            NOW accounts                        0.14%        0.13%
            Savings and money market accounts   0.38%        0.60%
            Time deposits                       2.40%        2.81%
        Short-term borrowings                   0.90%        0.70%
        Long-term borrowings                    5.25%        5.27%
        Total cost of interest-bearing
         liabilities                            1.47%        1.56%


                                               As of and Three Months Ended
                                                       September 30,
                                               2004         2003     % Change

    SUMMARY OF OPERATING RESULTS:
        Tax equivalent interest income        $15,097      $13,169      14.6%
        Interest expense                        3,131        2,559      22.4%
           Tax equivalent net interest
            income                             11,966       10,610      12.8%
        Tax equivalent adjustment                 264          118     123.7%
            Net interest income                11,702       10,492      11.5%
        Provision for credit losses               192            -       0.0%
        Noninterest income                      1,714        2,737     (37.4%)
        Noninterest expense                     7,669        7,849      (2.3%)
            Income before taxes                 5,555        5,380       3.3%
        Income tax provision                    2,037        1,937       5.2%
        Net income                              3,518        3,443       2.2%

    PER SHARE DATA:
        Net income:
            Basic                               $0.49        $0.48       2.8%
            Diluted                              0.48         0.47       1.7%
        Average number of shares
         outstanding:
            Basic                           7,128,359    7,137,668      (0.1%)
            Diluted                         7,350,901    7,387,088      (0.4%)
        Book value, at period end
        Tangible book value, at period end
        Cash dividends declared                 $0.15       $0.125      20.0%

    PERIOD END DATA:
        Loans, net of unearned income
        Investment securities and
         securities available-for-sale
        Assets
        Noninterest-bearing deposits
        Interest-bearing deposits
            Total deposits
        Customer funding sources (a)
        Stockholders' equity

    PERFORMANCE RATIOS:
        Return on average assets                1.24%        1.36%
        Return on average stockholders'
         equity                                15.60%       16.56%
        Net interest margin                     4.31%        4.34%
        Net interest margin (FTE)               4.41%        4.39%
        Efficiency ratio (FTE)(c)              56.06%       58.81%

    CAPITAL RATIOS:
        Period-end capital to risk-
         weighted assets:
            Tier 1
            Total
        Period-end tier 1 leverage ratio

    ASSET QUALITY:
        Allowance for credit losses to
         loans, net of unearned income, at
         period-end
        Net recoveries (charge-offs)              $81         $695     (88.3%)
        Annualized net recoveries
         (charge-offs) to average
         loans, net of unearned
         income                                 0.04%        0.36%
        Nonperforming assets:
            Nonaccrual loans
            Restructured loans
            Loans 90+ days past due and
             accruing
            Other real estate owned
                Total nonperforming
                 assets
        Nonperforming and past due loans
         to total loans, net of unearned
         income, at period-end
        Nonperforming assets and past due
         loans to total assets, at period-
         end


    NONINTEREST INCOME AND EXPENSE BREAKDOWN:
        Noninterest income:
            Fees charged for services            $910       $1,056     (13.8%)
            Gains and fees on sales of
             mortgage loans, net of costs         291        1,168     (75.1%)
            Net income (loss) on other
             real estate owned                     73          (21)   (447.6%)
            Gain on sale of available for
             sale securities                        -           28    (100.0%)
            Commissions earned on
             financial services sales             146          208     (29.8%)
            Other noninterest income              294          298      (1.3%)
                                                1,714        2,737     (37.4%)
        Noninterest expenses:
            Salaries and employee benefits      4,114        4,315      (4.7%)
            Occupancy, net                        918          973      (5.7%)
            Equipment                             468          500      (6.4%)
            Data processing                       525          563      (6.7%)
            Marketing                             140          272     (48.5%)
            Other noninterest expenses          1,504        1,226      22.7%
                                                7,669        7,849      (2.3%)

    AVERAGE BALANCES:
        Federal funds sold and
         interest-bearing deposits (b)        $20,056      $23,355     (14.1%)
        Investment securities and
         securities available-for-sale        140,143      139,201       0.7%
        Loans, net of unearned income         914,052      772,604      18.3%
        Loans originated for sale (b)           4,738       24,081     (80.3%)
        Total earning assets                1,078,989      959,241      12.5%
        Total assets                        1,126,923    1,003,752      12.3%
        Interest-bearing deposits:
            NOW accounts                       89,532       92,491      (3.2%)
            Savings/money market accounts     208,538      205,166       1.6%
            Time deposits                     361,653      280,345      29.0%
        Noninterest-bearing deposits          228,429      182,221      25.4%
        Total deposits                        888,152      760,223      16.8%
        Short-term borrowings (b)             118,077      137,021     (13.8%)
        Long-term borrowings                   26,186       20,000      30.9%
        Total interest-bearing liabilities    803,986      735,023       9.4%
        Stockholders' equity                   89,730       82,502       8.8%

    YIELD ANALYSIS:
        Federal funds sold and
         interest-bearing deposits              1.29%        0.95%
        Investment securities and
         securities available-for-sale (FTE)    4.07%        4.34%
        Loans, net of unearned income (FTE)     5.89%        5.77%
        Total yield on earning assets (FTE)     5.57%        5.45%

        Interest-bearing deposits
            NOW accounts                        0.15%        0.10%
            Savings and money market accounts   0.41%        0.37%
            Time deposits                       2.42%        2.62%
        Short-term borrowings                   1.17%        0.57%
        Long-term borrowings                    5.09%        5.71%
        Total cost of interest-bearing
         liabilities                            1.55%        1.38%

    (a) Deposits plus customer-related short-term borrowings in the form of commercial paper and repurchase agreements.
    (b) Variances reflect significant fluctuations in account balances due to the nature of the accounts.
    (c) The efficiency ratio (FTE) is defined as total noninterest expense as a percentage of net interest income, on a tax-equivalent basis, plus noninterest income.

           Certain reclassifications of information previously reported have been made to conform with current presentation.


                                 COLUMBIA BANCORP
                       Consolidated Statements of Condition
                              (Dollars in Thousands)

                                                September 30,     December 31,
                                               2004        2003        2003
                                                 (unaudited)        (audited)
    Assets
    Cash and due from banks                   $37,959     $39,131     $35,846
    Interest-bearing deposits with banks          206         204         205
    Federal funds sold                         36,409       5,527       3,292
    Investment securities held-to-maturity     99,295      85,233      77,344
    Securities available-for-sale              51,309      56,815      56,583
    Residential mortgage loans originated
     for sale                                   2,587      14,138       6,046

    Loan receivables:
        Real estate - development and
         construction                         332,258     261,397     283,599
        Commercial                            229,589     210,825     221,374
        Real estate - mortgage:
            Residential                        17,564      15,776      16,349
            Commercial                        158,585     150,300     143,723
        Retail, principally second
         mortgage loans and residential
         equity lines of credit               194,031     158,993     169,298
        Other                                   4,056         258       1,504
    Total loans                               936,083     797,549     835,847
          Less: unearned income, net of
                 origination costs                (83)       (441)       (363)
                allowance for credit
                 losses                       (11,514)    (10,559)    (10,828)
    Loans, net                                924,486     786,549     824,656

    Property and equipment, net                 6,910       7,689       7,332
    Prepaid expenses and other assets          19,946      18,206      17,951

              Total assets                 $1,179,107  $1,013,492  $1,029,255

    Liabilities
    Deposits:
          Noninterest-bearing                $246,092    $190,576    $206,323
          Interest-bearing                    669,250     584,401     581,285
              Total deposits                  915,342     774,977     787,608
    Short-term borrowings                     141,031     129,211     128,844
    Subordinated debentures                     6,186           -           -
    Long-term borrowings                       20,000      20,000      20,000
    Accrued expenses and other liabilities      6,448       6,172       7,354
              Total liabilities             1,089,007     930,360     943,806

    Stockholders' equity
    Common stock, $.01 par value per share;
     authorized 10,000,000 shares; outstanding
     7,117,317, 7,142,349 and 7,170,882 shares,
     respectively                                  71          71          72
    Additional paid-in capital                 45,925      47,732      47,886
    Retained earnings                          43,956      35,506      37,561
    Accumulated other comprehensive income
     (loss)                                       148        (177)        (70)
              Total stockholders' equity       90,100      83,132      85,449

              Total liabilities and
               stockholders' equity        $1,179,107  $1,013,492  $1,029,255

           Certain reclassifications of information previously reported have been made to conform with current presentation.


                                 COLUMBIA BANCORP
                        Consolidated Statements of Income
                  (Dollars in Thousands, Except Per-Share Data)

                                         Nine Months Ended  Three Months Ended
                                            September 30,      September 30,
                                            2004     2003      2004     2003
                                             (unaudited)        (unaudited)
    Interest income:
        Loans                              $37,717  $33,121  $13,428  $11,534
        Investment securities                3,603    4,869    1,340    1,461
        Federal funds sold and interest-
         bearing deposits with banks           176      262       65       56
              Total interest income         41,496   38,252   14,833   13,051
    Interest expense:
        Deposits                             6,796    6,790    2,450    2,069
        Borrowings                           1,670    1,439      681      490
              Total interest expense         8,466    8,229    3,131    2,559
              Net interest income           33,030   30,023   11,702   10,492
    Provision for credit losses                692    1,050      192        -
              Net interest income after
               provision for credit losses  32,338   28,973   11,510   10,492
    Noninterest income:
        Fees charged for services            2,944    2,988      910    1,056
        Gains and fees on sales of
         mortgage loans, net of costs        1,150    2,633      291    1,168
        Net income (loss) on other real
         estate owned                           59       20       73      (21)
        Gain on sale of investment
         securities                              -       28        -       28
        Commissions earned on financial
         services sales                        423      456      146      208
        Other                                  747      990      294      298
              Total noninterest income       5,323    7,115    1,714    2,737
    Noninterest expense:
        Salaries and employee benefits      12,066   12,150    4,114    4,315
        Occupancy, net                       2,838    2,818      918      973
        Equipment                            1,486    1,444      468      500
        Data processing                      1,575    1,457      525      563
        Marketing                              736      839      140      272
        Professional fees                      601      568      263      174
        Cash management services               411      439      131      149
        Deposit insurance                      150      147       51       49
        Other                                2,839    2,521    1,059      854
              Total noninterest expense     22,702   22,383    7,669    7,849
              Income before income taxes    14,959   13,705    5,555    5,380
    Income tax provision                     5,347    4,934    2,037    1,937
              Net income                    $9,612   $8,771   $3,518   $3,443

    Per common share data:
        Net income:  Basic                   $1.34    $1.23    $0.49    $0.48
                     Diluted                  1.30     1.19     0.48     0.47

        Cash dividends declared              $0.45   $0.375    $0.15   $0.125

           Certain reclassifications of information previously reported have been made to conform with current presentation.


                                 COLUMBIA BANCORP
           Reconciliation of GAAP-based Operating Performance Measures and Core Operating Performance Measures
                  (Dollars in Thousands, Except Per-Share Data)

                                         Nine Months Ended  Three Months Ended
                                            September 30,      September 30,
                                            2004     2003      2004     2003
                                             (unaudited)        (unaudited)
    GAAP-based Operating Performance
     Measures:
       Net interest income                 $33,030  $30,023  $11,702  $10,492
       Provision for credit losses             692    1,050      192        -
       Noninterest income                    5,323    7,115    1,714    2,737
       Noninterest expense                  22,702   22,383    7,669    7,849
       Income before taxes                  14,959   13,705    5,555    5,380
       Income tax provision                  5,347    4,934    2,037    1,937
       Net income                            9,612    8,771    3,518    3,443

       Return on average assets              1.19%    1.21%    1.24%    1.36%
       Return on average equity             14.50%   14.63%   15.60%   16.56%
       Net interest margin                   4.28%    4.36%    4.31%    4.34%
       Efficiency ratio                     59.19%   60.27%   57.16%   59.33%

       Net income per share - diluted        $1.30    $1.19    $0.48    $0.47


    Non-GAAP adjustments
       Tax equivalent adjustment -
        net interest income                   $811     $352     $264     $118



    Core Operating Performance Measures
       Net interest income - tax
        equivalent                         $33,841  $30,375  $11,966  $10,610
       Tax equivalent adjustment              (811)    (352)    (264)    (118)
       Net interest income                  33,030   30,023   11,702   10,492
       Provision for credit losses             692    1,050      192        -
       Noninterest income                    5,323    7,115    1,714    2,737
       Noninterest expense                  22,702   22,383    7,669    7,849
       Income before taxes                  14,959   13,705    5,555    5,380
       Income tax provision                  5,347    4,934    2,037    1,937
       Net income                            9,612    8,771    3,518    3,443

       Return on average assets              1.19%    1.21%    1.24%    1.36%
       Return on average equity             14.50%   14.63%   15.60%   16.56%
       Net interest margin (FTE)             4.39%    4.41%    4.41%    4.39%
       Efficiency ratio (FTE)               57.97%   59.70%   56.06%   58.81%

       Net income per share - diluted        $1.30    $1.19    $0.48    $0.47


                                COLUMBIA BANCORP
                              Quarterly Highlights
                  (Dollars in Thousands, Except Per-Share Data)

                                             3Q04        2Q04        1Q04
                                                     (unaudited)
    SUMMARY OF OPERATING RESULTS:
      GAAP-based:
        Interest income                      $14,833     $13,408     $13,255
        Interest expense                       3,131       2,755       2,580
          Net interest income                 11,702      10,653      10,675
        Provision for credit losses              192         190         310
        Noninterest income                     1,714       1,872       1,737
        Noninterest expense                    7,669       7,504       7,529
          Income before taxes                  5,555       4,831       4,573
        Income tax provision                   2,037       1,718       1,592
          Net income                           3,518       3,113       2,981

      Based on core operating performance (a):
        Tax-equivalent interest income       $15,097     $13,681     $13,529
        Interest expense                       3,131       2,755       2,580
            Tax-equivalent net interest
             income                           11,966      10,926      10,949
        Tax-equivalent adjustment                264         273         274
            Net interest income               11,702      10,653      10,675
        Provision for credit losses              192         190         310
        Noninterest income                     1,714       1,872       1,737
        Noninterest expense                    7,669       7,504       7,529
            Income before taxes                5,555       4,831       4,573
        Income tax provision                   2,037       1,718       1,592
        Net income                             3,518       3,113       2,981

    PER SHARE DATA:
        Net income:
           GAAP-based:
              Basic                            $0.49       $0.43       $0.42
              Diluted                           0.48        0.42        0.40
           Based on core operating
            performance (a):
              Basic                            $0.49        0.43        0.42
              Diluted                           0.48        0.42        0.40
        Average number of shares
         outstanding:
            Basic                          7,128,359   7,170,585   7,178,797
            Diluted                        7,350,901   7,404,762   7,434,701
        Book value, at period end             $12.66      $12.33      $12.23
        Tangible book value, at period end     12.66       12.33       12.23
        Cash dividends declared                $0.15        0.15        0.15

    PERIOD END DATA:
        Loans, net of unearned income       $936,000    $900,320    $864,753
        Investment securities and
         securities available-for-sale       150,604     122,430     104,211
        Assets                             1,179,107   1,126,916   1,083,798
        Noninterest-bearing deposits         246,092     240,117     220,700
        Interest-bearing deposits            669,250     650,884     625,311
            Total deposits                   915,342     891,001     846,011
        Customer funding sources (a)       1,053,771   1,001,524     963,051
        Stockholders' equity                  90,100      88,039      87,934

    PERFORMANCE RATIOS:
      GAAP-based:
        Return on average assets               1.24%       1.16%       1.16%
        Return on average stockholders'
         equity                               15.60%      14.07%      13.75%
        Net interest margin                    4.31%       4.18%       4.34%
        Efficiency ratio                      57.16%      59.91%      60.66%
      Based on core operating performance (a):
        Return on average assets               1.24%       1.16%       1.16%
        Return on average stockholders'
         equity                               15.60%      14.07%      13.75%
        Net interest margin (FTE)              4.41%       4.29%       4.46%
        Efficiency ratio (FTE)                56.06%      58.63%      59.35%

    CAPITAL RATIOS:
        Period-end capital to risk-
         weighted assets:
            Tier 1                             9.23%       9.45%       9.04%
            Total                             10.35%      10.58%      10.20%
        Period-end tier 1 leverage ratio       8.51%       8.79%       8.34%

    ASSET QUALITY:
        Allowance for credit losses to
         loans, net of unearned income, at
         period-end                            1.23%       1.25%       1.28%
        Net recoveries (charge-offs)             $81         $10        $(97)
        Annualized net recoveries
         (charge-offs) to average loans,
         net of unearned income                0.04%         - %      (0.05%)
        Nonperforming assets:
            Nonaccrual loans                    $635      $1,095      $1,168
            Restructured loans                     -           -           -
            Loans 90+ days past due and
             accruing                             22          91          69
            Other real estate owned                -         250         250
                Total nonperforming
                 assets                         $657      $1,436      $1,487
        Nonperforming and past due loans
         to total loans, net of unearned
         income, at period-end                 0.07%       0.13%       0.14%
        Nonperforming assets and past due
         loans to total assets, at
         period-end                            0.06%       0.13%       0.14%

    NONINTEREST INCOME AND EXPENSE BREAKDOWN:
        Noninterest income:
            Fees charged for deposit
             services                           $910      $1,029      $1,005
            Gains on sales of mortgage
             loans, net of costs                 291         508         351
            Net income (loss) on other
             real estate owned                    73          (5)         (9)
            Commissions earned on
             financial services sales            146         137         140
            Other noninterest income             294         203         250
                  Total noninterest income    $1,714      $1,872      $1,737

        Noninterest expenses:
            Salaries and payroll taxes        $3,718      $3,618      $3,684
            Employee benefits                    396         288         362
            Occupancy, net                       918         944         976
            Equipment                            468         505         513
            Data processing                      525         532         518
            Marketing                            140         296         300
            Other noninterest expenses         1,504       1,321       1,176
                  Total noninterest
                   expenses                   $7,669      $7,504      $7,529


    AVERAGE BALANCES:
        Federal funds sold and interest
         bearing deposits                    $20,056     $37,521      $9,513
        Investment securities and
         securities available-for-sale       140,143     103,384     122,192
        Loans, net of unearned income        914,052     873,278     851,436
        Loans originated for sale (b)          4,738       8,320       5,196
        Total earning assets               1,078,989   1,022,503     988,337
        Total assets                       1,126,923   1,071,793   1,033,102
        Interest-bearing deposits:
            NOW accounts                      89,532      89,308      85,917
            Savings and money market
             accounts                        208,538     194,197     194,141
            Time deposits                    361,653     348,394     314,116
        Noninterest-bearing deposits         228,429     221,033     191,551
        Total deposits                       888,152     852,932     785,725
        Short-term borrowings (b)            118,077     105,985     128,547
        Long-term borrowings                  26,186      20,462      20,000
        Total interest-bearing liabilities   803,986     758,346     742,721
        Stockholders' equity                  89,730      88,743      87,180

    YIELD ANALYSIS:
        Federal funds sold and interest
         bearing deposits                      1.29%       0.96%       0.89%
        Investment securities and
         securities available-for-sale (FTE)   4.07%       4.45%       4.30%
        Loans, net of unearned income (FTE)    5.89%       5.68%       5.71%
        Total yield on earning assets (FTE)    5.57%       5.38%       5.49%

        Interest-bearing deposits
            NOW accounts                       0.15%       0.15%       0.13%
            Savings and money market
             accounts                          0.41%       0.37%       0.36%
            Time deposits                      2.42%       2.39%       2.39%
        Short-term borrowings                  1.17%       0.77%       0.77%
        Long-term borrowings                   5.09%       5.35%       5.36%
        Total cost of interest-bearing
         liabilities                           1.55%       1.46%       1.40%

    (a) Core operating performance reflects GAAP-based performance presented on a fully tax-equivalent basis, exclusive of non-recurring items, where applicable. There were no non-recurring items in the periods presented.
    (b) Deposits plus customer-related short-term borrowings in the form of commercial paper and repurchase agreements.

          Certain reclassifications of information previously reported have been made to conform with current presentation.


                                 COLUMBIA BANCORP
                               Quarterly Highlights
                  (Dollars in Thousands, Except Per-Share Data)

                                      4Q03       3Q03       2Q03       1Q03
                                                  (unaudited)
    SUMMARY OF OPERATING RESULTS:
      GAAP-based:
        Interest income              $13,151    $13,051    $12,828    $12,373
        Interest expense               2,507      2,559      2,758      2,912
          Net interest income         10,644     10,492     10,070      9,461
        Provision for credit losses      120          -        745        305
        Noninterest income             1,848      2,737      2,444      1,934
        Noninterest expense            7,587      7,849      7,335      7,199
          Income before taxes          4,785      5,380      4,434      3,891
        Income tax provision           1,652      1,937      1,597      1,400
          Net income                   3,133      3,443      2,837      2,491

      Based on core operating
       performance (a):
        Tax-equivalent interest
         income                      $13,339    $13,169    $12,941    $12,493
        Interest expense               2,507      2,559      2,758      2,912
            Tax-equivalent net
             interest income          10,832     10,610     10,183      9,581
        Tax-equivalent adjustment        188        118        113        120
            Net interest income       10,644     10,492     10,070      9,461
        Provision for credit losses      120          -        745        305
        Noninterest income             1,848      2,737      2,444      1,934
        Noninterest expense            7,587      7,849      7,335      7,199
            Income before taxes        4,785      5,380      4,434      3,891
        Income tax provision           1,652      1,937      1,597      1,400
        Net income                     3,133      3,443      2,837      2,491

    PER SHARE DATA:
        Net income:
           GAAP-based:
              Basic                    $0.44      $0.48      $0.40      $0.35
              Diluted                   0.42       0.47       0.39       0.34
           Based on core operating
            performance (a):
              Basic                     0.44       0.48       0.40       0.35
              Diluted                   0.42       0.47       0.39       0.34
        Average number of shares
         outstanding:
            Basic                  7,164,091  7,137,668  7,117,805  7,115,612
            Diluted                7,413,256  7,387,088  7,346,462  7,290,541
        Book value, at period end     $11.92     $11.65     $11.31     $11.02
        Tangible book value, at
         period end                    11.92      11.65      11.31      11.02
        Cash dividends declared        0.150      0.125      0.125      0.125

    PERIOD END DATA:
        Loans, net of unearned
         income                     $835,484   $797,108   $750,509   $696,322
        Investment securities
         and securities
         available-for-sale          133,927    142,048    140,552    145,714
        Assets                     1,029,255  1,013,492  1,060,141    993,570
        Noninterest-bearing
         deposits                    206,323    190,576    197,490    182,421
        Interest-bearing deposits    581,285    584,401    586,507    565,106
            Total deposits           787,608    774,977    783,997    747,527
        Customer funding sources (a) 887,930    897,860    937,758    877,955
        Stockholders' equity          85,449     83,132     80,538     78,422

    PERFORMANCE RATIOS:
      GAAP-based:
        Return on average assets       1.23%      1.36%      1.18%      1.09%
        Return on average
         stockholders' equity         14.55%     16.56%     14.26%     12.92%
        Net interest margin            4.36%      4.34%      4.40%      4.35%
        Efficiency ratio              60.73%     59.33%     58.61%     63.18%
      Based on core operating
       performance (a):
        Return on average assets       1.23%      1.36%      1.18%      1.09%
        Return on average
         stockholders' equity         14.55%     16.56%     14.26%     12.92%
        Net interest margin (FTE)      4.43%      4.39%      4.45%      4.40%
        Efficiency ratio (FTE)        59.83%     58.81%     58.09%     62.52%


    CAPITAL RATIOS:
        Period-end capital to
         risk-weighted assets:
            Tier 1                     9.28%      9.31%      9.20%      9.62%
            Total                     10.45%     10.49%     10.33%     10.73%
        Period-end tier 1 leverage
         ratio                         8.43%      8.30%      8.34%      8.49%

    ASSET QUALITY:
        Allowance for credit
         losses to loans, net
         of unearned income,
         at period-end                 1.30%      1.32%      1.31%      1.31%
        Net recoveries (charge-offs)    $148       $695        $21       $(45)
        Annualized net recoveries
         (charge-offs) to average
         loans, net of unearned
         income                        0.07%      0.36%      0.01%     (0.03%)
        Nonperforming assets:
            Nonaccrual loans            $892       $974       $720       $806
            Restructured loans             -          -        643          -
            Loans 90+ days past
             due and accruing             72        127        112        164
            Other real estate owned        -          -          -          -
                Total nonperforming
                 assets                 $964     $1,101     $1,475       $970
        Nonperforming and past due
         loans to total loans, net
         of unearned income, at
         period-end                    0.12%      0.14%      0.20%      0.14%
        Nonperforming assets and
         past due loans to total
         assets, at period-end         0.09%      0.11%      0.14%      0.10%

    NONINTEREST INCOME AND EXPENSE
     BREAKDOWN:
        Noninterest income:
            Fees charged for
             deposit services         $1,006     $1,056       $994       $938
            Gains on sales of
             mortgage loans, net
             of costs                    322      1,168        834        630
            Net income (loss) on
             other real estate
             owned                         2        (21)        30         11
            Gain on sale of
             investment securities         -         28          -          -
            Gain (loss) on sale of
             other assets, net            (3)        (6)         -         (1)
            Commissions earned on
             financial services
             sales                       150        208        125        123
            Other noninterest
             income                      371        304        461        233
                  Total
                   noninterest
                   income             $1,848     $2,737     $2,444     $1,934

        Noninterest expenses:
            Salaries and payroll
             taxes                    $3,583     $3,717     $3,610     $3,440
            Employee benefits            718        598        255        530
            Occupancy, net             1,000        974        920        924
            Equipment                    514        500        495        449
            Data processing              498        563        484        410
            Marketing                    199        272        335        232
            Other noninterest
             expenses                  1,075      1,225      1,236      1,214
                  Total
                   noninterest
                   expenses           $7,587     $7,849     $7,335     $7,199


    AVERAGE BALANCES:
        Federal funds sold and
         interest bearing
         deposits                     $8,584    $23,355    $25,995    $43,101
        Investment securities
         and securities
         available-for-sale          135,749    139,201    151,508    151,552
        Loans, net of unearned
         income                      818,038    772,604    721,274    676,358
        Loans originated
         for sale (b)                  6,891     24,081     19,945     11,872
        Total earning assets         969,262    959,241    918,722    882,883
        Total assets               1,012,865  1,003,752    965,980    926,466
        Interest-bearing deposits:
            NOW accounts              86,806     92,491     93,717     84,388
            Savings and money
             market accounts         207,351    205,166    198,470    186,126
            Time deposits            292,383    280,345    280,242    282,201
        Noninterest-bearing
         deposits                    192,030    182,221    168,554    160,133
        Total deposits               778,570    760,223    740,983    712,848
        Short-term borrowings (b)    124,563    137,021    115,939    106,739
        Long-term borrowings          20,000     20,000     20,000     20,000
        Total interest-bearing
         liabilities                 731,103    735,023    708,368    679,454
        Stockholders' equity          85,420     82,502     79,775     78,182

    YIELD ANALYSIS:
        Federal funds sold and
         interest bearing deposits     0.88%      0.95%      1.18%      1.20%
        Investment securities
         and securities
         available-for-sale (FTE)      3.96%      4.34%      4.59%      4.69%
        Loans, net of unearned
         income (FTE)                  5.75%      5.77%      6.02%      6.25%
        Total yield on earning
         assets (FTE)                  5.46%      5.45%      5.65%      5.74%

        Interest-bearing deposits
            NOW accounts               0.10%      0.10%      0.10%      0.19%
            Savings and money
             market accounts           0.37%      0.37%      0.64%      0.82%
            Time deposits              2.46%      2.62%      2.78%      2.90%
        Short-term borrowings          0.68%      0.57%      0.69%      0.81%
        Long-term borrowings           5.34%      5.71%      5.50%      5.34%
        Total cost of interest-
         bearing liabilities           1.36%      1.38%      1.56%      1.74%

    (a) Core operating performance reflects GAAP-based performance presented on a fully tax-equivalent basis, exclusive of non-recurring items, where applicable. There were no non-recurring items in the periods presented.
    (b) Deposits plus customer-related short-term borrowings in the form of commercial paper and repurchase agreements.

           Certain reclassifications of information previously reported have been made to conform with current presentation.

SOURCE  Columbia Bancorp
    -0-                             10/26/2004
    /CONTACT: John A. Scaldara, Jr., President and COO of Columbia Bancorp, +1-410-423-8012/
    /Company News On-Call:  http://www.prnewswire.com/comp/127921.html/
    /Web site:  http://www.columbank.com /
    (CBMD)

CO:  Columbia Bancorp
ST:  Maryland
IN:  FIN
SU:  ERN